                                                                   EXHIBIT 10.13

                               LOCK-UP AGREEMENT
                               -----------------



                               February 27, 1999

EBI Securities Corporation
6300 S. Syracuse Way, Suite 400
Englewood, Colorado  80111

Ladies and Gentlemen:

     The undersigned understands that EBI Securities Corporation (the "Representative") proposes to enter into an Underwriting Agreement with Netivation.com, Inc., a Delaware corporation (the "Company"), providing for the public offering of shares of Common Stock of the Company (the "Securities") pursuant to a Registration Statement on Form SB-2 (the "Registration Statement") filed with the Securities and Exchange Commission.

     In consideration of the agreement by the Representative to offer and sell the Securities pursuant to the public offering, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that he, she or it will not, directly or indirectly, for a period of 12 months following the date of the Prospectus relating to the public offering of the Securities, sell, offer to sell, contract to sell, grant any option for the sale of, grant any security interest in, pledge, margin, hypothecate, or otherwise sell or dispose of any of the Common Stock, or any options or warrants to purchase any Common Stock, or any securities convertible into or exchangeable for Common Stock, or any interest in such securities or rights, owned directly by the undersigned or with respect to which the undersigned has the power of disposition, in any such case whether now owned or hereafter acquired at any time prior to the Effective Date of the Registration Statement, other than (i) as a bona fide gift or gifts, provided that the undersigned provides prior written notice of such gift or gifts to the Representative and the donee or donees thereof agree to be bound by the restrictions set forth herein or (ii) with the prior written consent of EBI Securities Corporation. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any of the Common Stock held by the undersigned except in compliance with the foregoing restrictions. EBI Securities Corporation may in its sole discretion without notice, release all or any portion of the securities subject to this Lock-Up Agreement or any similar agreement executed by any other security holder, and if EBI Securities Corporation releases any securities of any other security holder, securities of the undersigned shall not be entitled to release from this Lock-Up Agreement.

     In the event that the undersigned owns no Common Stock of the Company at the date hereof or prior to the Effective Date, but has the right to acquire Common Stock of the Company pursuant to options or warrants, and if the undersigned exercises such options or warrants prior to the expiration of the 12 month period commencing on the Effective Date, he, she or it agrees that the Common Stock purchased on such exercise of options or warrants will be subject to the terms of this Lock-Up Agreement for the remaining portion of such 12 month period which commenced on the Effective Date. In addition, the undersigned agrees that he, she or it will not sell, pledge, margin, hypothecate or otherwise dispose of such Common Stock pursuant to the

EBI Securities Corporation
February 25, 1999
Page 2


exemption afforded by Rule 701 under the Securities Act of 1933, as amended, during such 12 month period without the prior written consent of the Representative.

     The undersigned further agrees that he, she or it shall not enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock owned by the undersigned at the date hereof, or that the undersigned obtains ownership of during the 12 month period commencing on the Effective Date (regardless of whether any of the transactions are to be settled by the delivery of Common Stock, other securities, cash or otherwise), for a period of 12 months from the Effective Date without the prior written consent of EBI Securities Corporation.

     The undersigned further agrees that all of the rights, authority and preemptive provisions granted to the Representative pursuant to this Lock-Up Agreement may be transferred by the Representative to any other NASD member firm that participates in the proposed public offering of the Company's securities.

     The undersigned understands that the Company and the Representative will undertake the public offering in reliance upon this Lock-Up Agreement.

                                             Very truly yours,


                                             By:


                                             Print Name:
                                                         ----------------------

                               LOCK-UP AGREEMENT
                               -----------------



                                 March 12, 1999



EBI Securities Corporation
6300 S. Syracuse Way, Suite 400
Englewood, Colorado  80111

Ladies and Gentlemen:

     The undersigned understands that EBI Securities Corporation (the "Representative") proposes to enter into an Underwriting Agreement with Netivation.com, Inc., a Delaware corporation (the "Company"), providing for the public offering of shares of common stock of the Company (the "Securities") pursuant to a Registration Statement on Form SB-2 (the "Registration Statement") filed with the Securities and Exchange Commission.

     In consideration of the agreement by the Representative to offer and sell the Securities pursuant to the public offering, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that she will not, directly or indirectly, sell, offer to sell, contract to sell, grant any option for the sale of, grant any security interest in, pledge, margin, hypothecate, or otherwise sell or dispose of the following shares of the Company's preferred stock (the "Locked-Up Shares") or any other Restricted Securities during the Lock-Up Period:

     Certificate #201 - 6,250 shares
     Certificate #202 - 6,250 shares
     Certificate #203 - 6,250 shares
     Certificate #204 - 6,250 shares

The "Lock-Up Period" shall be the period beginning on the date hereof and ending at the earliest of:

          (i) the date that the holders of the 8% Convertible Preferred Stock (sold pursuant to a private placement memorandum dated August 17, 1997) as an entire group can publicly sell their shares; or

          (ii) 7 months following the date of the Prospectus relating to the public offering of the Securities.

The "Locked-Up Shares" shall include any securities convertible into or exchangeable for the Locked-Up Shares, or any interest in such securities or rights, owned directly by the undersigned or with respect to which the undersigned has the power of disposition, at any time prior to the effective date of the Registration Statement.

EBI Securities Corporation
March 12, 1999
Page 2

The "Restricted Securities" shall be any of the Company's common stock (the "Common Stock"), or any options or warrants to purchase any Common Stock, or any securities convertible into or exchangeable for Common Stock, or any interest in such securities or rights, owned directly by the undersigned or with respect to which the undersigned has the power of disposition, in any such case whether now owned or hereafter acquired at any time prior to the effective date of the Registration Statement, except any subsequently acquired Restricted Securities that are otherwise subject to lock-up restrictions shall be subject to such restrictions.

Notwithstanding anything in the foregoing paragraph to the contrary, the undersigned may sell, transfer, or otherwise dispose of any Locked-Up Shares in the following manner:

          (i) as a bona fide gift or gifts, provided that the undersigned provides prior written notice of such gift or gifts to the Representative and the donee or donees thereof agree to be bound by the restrictions set forth herein; or

          (ii) with the prior written consent of the Representative.

In addition, 25% of the Locked-Up Shares shall be released from the restrictions of this agreement in each of the 4th, 5th, 6th, and 7th months of the Lock-Up Period following the date of the Prospectus relating to the public offering of the Securities, provided any sale or other transfer of such Locked-Up Shares prior to the end of the Lock-Up Period is executed through the Representative.

     The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any of the Restricted Securities held by the undersigned except in compliance with the foregoing restrictions. The Representative may in its sole discretion without notice, release all or any portion of the securities subject to this Lock-Up Agreement or any similar agreement executed by any other security holder, and if the Representative releases any securities of any other security holder, securities of the undersigned shall not be entitled to release from this Lock-Up Agreement.

     Notwithstanding the above, if the Representative releases any shares of the Common Stock from this Agreement or any similar agreement, the number of undersigned's locked-up shares that shall be released shall be the percentage determined by dividing the released shares by the total number of shares locked-up immediately prior to the release. The number of shares released shall be rounded to the closest even number. For example, assume:

          4,500,000 shares are locked-up;
          Shareholder X is the owner of 35,555 shares of Common Stock; and the Representative agrees to releases 450,000 shares.

EBI Securities Corporation
March 12, 1999
Page 3

Ten percent (10%) of the total amount of shares and options are being released (450,000 released divided by 4,500,000 outstanding immediately prior to the release). As a result, ten percent (10%) or 3,555.5 of Shareholder X's 35,555 shares will be released. Since 3,555.5 is not an even number, the amount of Shareholder X's released shares will be rounded to 3,555 shares.

     In the event that the undersigned owns no Common Stock of the Company at the date hereof or prior to the Effective Date, but has the right to acquire Common Stock of the Company pursuant to options or warrants, and if the undersigned exercises such options or warrants prior to the expiration of the Lock-Up Period commencing on the Effective Date, she agrees that the Common Stock purchased on such exercise of options or warrants will be subject to the terms of this Lock-Up Agreement for the remaining portion of such Lock-Up Period. In addition, the undersigned agrees that she will not sell, pledge, margin, hypothecate or otherwise dispose of such Common Stock pursuant to the exemption afforded by Rule 701 under the Securities Act of 1933, as amended, during such Lock-Up Period without the prior written consent of the Representative.

     The undersigned further agrees that she shall not enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock owned by the undersigned at the date hereof, or that the undersigned obtains ownership of during the Lock-Up Period (regardless of whether any of the transactions are to be settled by the delivery of Common Stock, other securities, cash or otherwise), for the Lock-Up Period without the prior written consent of EBI Securities Corporation.

     The undersigned further agrees that all of the rights, authority and preemptive provisions granted to the Representative pursuant to this Lock-Up Agreement may be transferred by the Representative to any other NASD member firm that participates in the proposed public offering of the Company's securities.

     The undersigned understands that the Company and the Representative will undertake the public offering in reliance upon this Lock-Up Agreement.

                                   Very truly yours,



                                   ------------------------------------
                                   Karin L. Jorgensen

                               LOCK-UP AGREEMENT
                               -----------------



                                 March 12, 1999



EBI Securities Corporation
6300 S. Syracuse Way, Suite 400
Englewood, Colorado  80111

Ladies and Gentlemen:

     The undersigned understands that EBI Securities Corporation (the "Representative") proposes to enter into an Underwriting Agreement with Netivation.com, Inc., a Delaware corporation (the "Company"), providing for the public offering of shares of common stock of the Company (the "Securities") pursuant to a Registration Statement on Form SB-2 (the "Registration Statement") filed with the Securities and Exchange Commission.

     In consideration of the agreement by the Representative to offer and sell the Securities pursuant to the public offering, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that he will not, directly or indirectly, sell, offer to sell, contract to sell, grant any option for the sale of, grant any security interest in, pledge, margin, hypothecate, or otherwise sell or dispose of any Restricted Securities during the Lock-Up Period.

The "Lock-Up Period" shall be the period beginning on the date hereof and ending at the earliest of:

          (i) the date that the holders of the 8% Convertible Preferred Stock (sold pursuant to a private placement memorandum dated August 17, 1997) as an entire group can publicly sell their shares; or

          (ii) 12 months following the date of the Prospectus relating to the public offering of the Securities.

The "Restricted Securities" shall be any of the Company's common stock (the "Common Stock"), or any options or warrants to purchase any Common Stock, or any securities convertible into or exchangeable for Common Stock, or any interest in such securities or rights, owned directly by the undersigned or with respect to which the undersigned has the power of disposition, in any such case whether now owned or hereafter acquired at any time prior to the effective date of the Registration Statement.

Notwithstanding anything in the foregoing paragraph to the contrary, the undersigned may sell, transfer, or otherwise dispose of any Restricted Securities in the following manner:

EBI Securities Corporation
March 12, 1999
Page 2

          (i) as a bona fide gift or gifts, provided that the undersigned provides prior written notice of such gift or gifts to the Representative and the donee or donees thereof agree to be bound by the restrictions set forth herein; or

          (ii) with the prior written consent of the Representative.

In addition, 2,500 shares of the Common Stock shall be released from the restrictions of this agreement in each of the 4th, 5th, 6th, and 7th months of the Lock-Up Period following the date of the Prospectus relating to the public offering of the Securities, provided any sale or other transfer of such Restricted Securities prior to the end of the Lock-Up Period is executed through the Representative. If the Company shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this release immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this release immediately prior to such combination shall be proportionately decreased. Any such adjustment shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

     The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any of the Restricted Securities held by the undersigned except in compliance with the foregoing restrictions. The Representative may in its sole discretion without notice, release all or any portion of the securities subject to this Lock-Up Agreement or any similar agreement executed by any other security holder, and if the Representative releases any securities of any other security holder, securities of the undersigned shall not be entitled to release from this Lock-Up Agreement.

     Notwithstanding the above, if the Representative releases any shares of the Common Stock from this Agreement or any similar agreement, the number of undersigned's locked-up shares that shall be released shall be the percentage determined by dividing the released shares by the total number of shares locked-up immediately prior to the release. The number of shares released shall be rounded to the closest even number. For example, assume:

          4,500,000 shares are locked-up;
          Shareholder X is the owner of 35,555 shares of Common Stock; and the Representative agrees to releases 450,000 shares.

EBI Securities Corporation
March 12, 1999
Page 3

Ten percent (10%) of the total amount of shares and options are being released (450,000 released divided by 4,500,000 outstanding immediately prior to the release). As a result, ten percent (10%) or 3,555.5 of Shareholder X's 35,555 shares will be released. Since 3,555.5 is not an even number, the amount of Shareholder X's released shares will be rounded to 3,555 shares.

     In the event that the undersigned owns no Common Stock of the Company at the date hereof or prior to the Effective Date, but has the right to acquire Common Stock of the Company pursuant to options or warrants, and if the undersigned exercises such options or warrants prior to the expiration of the Lock-Up Period commencing on the Effective Date, she agrees that the Common Stock purchased on such exercise of options or warrants will be subject to the terms of this Lock-Up Agreement for the remaining portion of such Lock-Up Period. In addition, the undersigned agrees that she will not sell, pledge, margin, hypothecate or otherwise dispose of such Common Stock pursuant to the exemption afforded by Rule 701 under the Securities Act of 1933, as amended, during such Lock-Up Period without the prior written consent of the Representative.

     The undersigned further agrees that she shall not enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock owned by the undersigned at the date hereof, or that the undersigned obtains ownership of during the Lock-Up Period (regardless of whether any of the transactions are to be settled by the delivery of Common Stock, other securities, cash or otherwise), for the Lock-Up Period without the prior written consent of EBI Securities Corporation.

     The undersigned further agrees that all of the rights, authority and preemptive provisions granted to the Representative pursuant to this Lock-Up Agreement may be transferred by the Representative to any other NASD member firm that participates in the proposed public offering of the Company's securities.

     The undersigned understands that the Company and the Representative will undertake the public offering in reliance upon this Lock-Up Agreement.

                                          Very truly yours,


                                          -----------------------------------
                                          Dan Baker

                               LOCK-UP AGREEMENT
                               -----------------



                                 March 19, 1999



EBI Securities Corporation
6300 S. Syracuse Way, Suite 400
Englewood, Colorado  80111

Ladies and Gentlemen:

     The undersigned understands that EBI Securities Corporation (the "Representative") proposes to enter into an Underwriting Agreement with Netivation.com, Inc., a Delaware corporation (the "Company"), providing for the public offering of shares of Common Stock of the Company (the "Securities") pursuant to a Registration Statement on Form SB-2 (the "Registration Statement") filed with the Securities and Exchange Commission.

     In consideration of the agreement by the Representative to offer and sell the Securities pursuant to the public offering, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that he, she or it will not, directly or indirectly, for a period of time (the "Lock-Up Period") ending at the earliest of:

          (i) the date that the holders of the 8% Convertible Preferred Stock (sold pursuant to a private placement memorandum dated August 17, 1998) as an entire group can publicly sell their shares; or

          (ii) 12 months following the date of the Prospectus relating to the public offering of the Securities;

sell, offer to sell, contract to sell, grant any option for the sale of, grant any security interest in, pledge, margin, hypothecate, or otherwise sell or dispose of any of the Common Stock, or any options or warrants to purchase any Common Stock, or any securities convertible into or exchangeable for Common Stock, or any interest in such securities or rights, owned directly by the undersigned or with respect to which the undersigned has the power of disposition, in any such case whether now owned or hereafter acquired at any time prior to the Effective Date of the Registration Statement, other than (i) as a bona fide gift or gifts, provided that the undersigned provides prior written notice of such gift or gifts to the Representative and the donee or donees thereof agree to be bound by the restrictions set forth herein or (ii) with the prior written consent of EBI Securities Corporation. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any of the Common Stock held by the undersigned except in compliance with the foregoing restrictions. EBI Securities Corporation may in its sole discretion without notice, release all or any portion of the securities subject to this Lock-Up Agreement or any similar agreement executed by any other security holder, and if EBI Securities Corporation releases any securities of any other security

EBI Securities Corporation
March 19, 1999
Page 2


holder, securities of the undersigned shall not be entitled to release from this Lock-Up Agreement.

     Notwithstanding the above, in the event the Representative releases any shares of Common Stock subject to this Lock-Up Agreement, the undersigned's locked-up shares shall be released by the percentage determined by dividing the released shares by the total number of shares locked-up immediately prior to the release. The number of shares released shall be rounded to the closest even number. For example, assume:

          4,500,000 shares are locked-up;
          Shareholder X is the owner of 35,555 shares of Common Stock; and the Representative agrees to releases 450,000 shares.

Ten percent (10%) of the total amount of shares and options are being released (450,000 released divided by 4,500,000 outstanding immediately prior to the release). As a result, ten percent (10%) or 3,555.5 of Shareholder X's 35,555 shares will be released. Since 3,555.5 is not an even number, the amount of Shareholder X's released shares will be rounded to 3,555 shares.

     In the event that the undersigned owns no Common Stock of the Company at the date hereof or prior to the Effective Date, but has the right to acquire Common Stock of the Company pursuant to options or warrants, and if the undersigned exercises such options or warrants prior to the expiration of the Lock-Up Period commencing on the Effective Date, he, she or it agrees that the Common Stock purchased on such exercise of options or warrants will be subject to the terms of this Lock-Up Agreement for the remaining portion of such Lock-Up Period which commenced on the Effective Date. In addition, the undersigned agrees that he, she or it will not sell, pledge, margin, hypothecate or otherwise dispose of such Common Stock pursuant to the exemption afforded by Rule 701 under the Securities Act of 1933, as amended, during such Lock-Up Period without the prior written consent of the Representative.

     The undersigned further agrees that he, she or it shall not enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock owned by the undersigned at the date hereof, or that the undersigned obtains ownership of during the Lock-Up Period (regardless of whether any of the transactions are to be settled by the delivery of Common Stock, other securities, cash or otherwise), for the Lock-Up Period without the prior written consent of EBI Securities Corporation.

     The undersigned further agrees that all of the rights, authority and preemptive provisions granted to the Representative pursuant to this Lock-Up Agreement may be transferred by the

EI Securities Corporation
March 19, 1999
Page 3

Representative to any other NASD member firm that participates in the proposed public offering of the Company's securities.

     The undersigned understands that the Company and the Representative will undertake the public offering in reliance upon this Lock-Up Agreement.

                                Very truly yours,



                                By:
                                   --------------------------------------------


                                Print Name:
                                            -----------------------------------